UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 2, 2008

WESTAR ENERGY, INC.

(Exact name of registrant as specified in its charter)

KANSAS	1-3523	48-0290150
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

818 South Kansas Avenue, Topeka, Kansas	66612
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (785) 575-6300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

WESTAR ENERGY, INC.

Section 7.	Regulation FD

Item 7.01.	Regulation FD Disclosure.

We will be holding a teleconference with our shareholders, analysts, institutional investment managers and others, on October 2, 2008. A copy of the presentation to be used on the teleconference is attached to this report as Exhibit 99.1 and is incorporated herein by this reference. The presentation is also available to the public on our website, http://www.WestarEnergy.com, under Investors, Investor Presentations.

On October 2, 2008, we issued a press release announcing the posting of the presentation on our website, and also announcing that we are revising our previously announced 2008 full-year earnings guidance of $1.50 to $1.65 per share, excluding the one-time tax benefit recorded in the first quarter, to a range of $1.35 to $1.45 per share. A copy of our October 2, 2008 press release is attached to this report as Exhibit 99.2 and is incorporated herein by this reference.

Each the presentation attached hereto as Exhibit 99.1 and the press release attached hereto as Exhibit 99.2 contains statements intended as “forward-looking statements” which are subject to the cautionary statements about forward-looking statements set forth herein and therein.

The information above is being furnished, not filed, pursuant to Item 7.01 of Form 8-K. Accordingly, the information in Item 7.01 of this Current Report, including the presentation attached hereto as Exhibit 99.1 and the press release attached hereto as Exhibit 99.2, will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

Section 9.	Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

Exhibit 99.1	Westar Energy, Inc. Investor Update

Exhibit 99.2	Press Release dated October 2, 2008

Forward-looking statements: Certain matters discussed in this Current Report on Form 8-K are “forward-looking statements.” The Private Securities Litigation Reform Act of 1995 has established that these statements qualify for safe harbors from liability. Forward-looking statements may include words like we “believe,” “anticipate,” “expect,” “likely,” “estimate,” “intend” or words of similar meaning. Forward-looking statements describe our future plans, objectives, expectations or goals and are based on assumptions by the management of the Company as of the date of this document. If management’s assumptions prove incorrect or should unanticipated circumstances arise, the Company’s actual results could differ materially from those anticipated. These differences could be caused by a number of factors or a combination of factors including, but not limited to, those factors described under the headings “Forward-Looking Statements” and “Risk Factors” contained in the Company’s Annual Report on Form 10-K for the period ended December 31, 2007, and under the heading “Risk Factors” contained in the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2008, each as filed with the Securities and Exchange Commission. Readers are urged to consider such factors when evaluating any forward-looking statement, and the Company cautions you not to put undue reliance on any forward-looking statements. Any forward-looking statement speaks only as of the date such statement was made, and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement was made except as required by applicable laws or regulations.

The information contained in this report is summary information that is intended to be considered in the context of our SEC filings and other public announcements that we may make, by press release or otherwise, from time to time. We disclaim any current intention to revise or update the information contained in this report, although we may do so from time to time as our management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Westar Energy, Inc.

Date: October 2, 2008	By:	/s/ Larry D. Irick
	Name:	Larry D. Irick
	Title:	Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
Exhibit 99.1	Westar Energy, Inc. Investor Update

Exhibit 99.2	Press Release dated October 2, 2008